©2022 Synovus. All Rights Reserved. 1 Goldman Sachs 2022 US Financial Services Conference Kevin Blair – President and CEO December 7, 2022 Exhibit 99.1

©2022 Synovus. All Rights Reserved. 2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense, including expenses related to our strategic initiatives; (6) credit trends and key credit performance metrics; (7) capital position; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Forward Looking Statements Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted pre-provision net revenue (PPNR) excluding PPP revenue; total adjusted revenue excluding PPP revenue; and adjusted non-interest expense. The most comparable GAAP measures to these measures are PPNR, total taxable equivalent(TE) revenue, and total non-interest expense, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted PPNR excluding PPP revenue is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons including PPP revenue. Total adjusted revenue excluding PPP revenue is a measure used by management to evaluate total TE revenue exclusive of items such as PPP revenue, net investment securities gains (losses) and fair value adjustments on non-qualified deferred compensation. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The computations of the non-GAAP financial measures used in this slide presentation are set forth in “Part I – Item 2. – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Table 15 – Reconciliation of Non-GAAP measures” in Synovus’ September 30, 2022 Form 10-Q. Amounts on certain slides that follow may not total due to rounding.

©2022 Synovus. All Rights Reserved. 3 Investment Thesis Focused on Our Right to Win Resilient Risk Profile Investing For the Future Top Quartile Financial Performance Attractive Southeastern Footprint Positioned For Long- Term Growth

# 2022 Accomplishments

## Financial Highlights[1]

- **Top tier operating metrics**
  - ROAA, Efficiency Ratio and ROATCE
- **25% growth in Adjusted PPNR, ex PPP[2]**
- **Loan growth of 13%, ex PPP**
- **Increased levels of productivity**
  - Commercial loan production up 9%
  - Overall deposit production up 7%
  - 25%+ increase in treasury solutions sold
- **Well-managed deposit costs**
- **Pristine credit quality**

## Strategic Progress[1]

- **Execution and growth in commercial segment**
  - Increased Middle Market banker headcount by > 20%
  - Added three specialty verticals within CIB
  - Launched Accelerate brand of Treasury Solutions
  - Payment Partnerships expansion resulting in fee income growth of 29%
- **Launched beta version of Maast, our next generation delivery channel for SMB customers**
- **Made significant progress in consumer delivery model transformation**
  - Targeted branch count reduction of ~13% within 2022
  - Insight driven analytics to drive customer primacy
- **Deepened and grew Wealth Management relationships**
  - Wealth revenue growth of 7%+ YOY

(1) Financial highlights measured YoY (YTD 9/30/22 vs 9/30/21) unless otherwise noted (2) Non-GAAP financial measure; see "Part I – Item 2. – Management's Discussion and Analysis of Financial Condition and Results of Operations – Table 15 – Reconciliation of Non-GAAP measures" in Synovus' September 30,2022 Form 10-Q for applicable reconciliation.

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©2022 Synovus. All Rights Reserved. 5 4Q & 2022 Full Year Guidance 4Q Estimate Full Year Updated YoY Guidance Previous YoY Guidance NII $495 – 500MM Total Adjusted Revenue ~16.5% (ex PPP)(1) Total Adjusted Revenue 15 – 16%NIR $105 – 110MM Adjusted NIE(1) $305 – 310MM 7 – 7.5% 7 – 8% Adjusted PPNR(1) $290 – 305MM 28 – 30% (ex PPP) 25 – 27% Effective Tax Rate ~21% ~21.5% 21 – 22% Loan Growth (ex PPP) ~$800MM through 11/30/22 11%+ (ex PPP) ~11% Synovus Forward Completed with a run rate benefit in excess of $175MM (1) Non-GAAP financial measure; see “Part I – Item 2. – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Table 15 – Reconciliation of Non-GAAP measures” in Synovus’ September 30, 2022 Form 10-Q for applicable reconciliation.

# Positioned to Grow in Attractive Southeast Markets



Growth Markets(1)

## 35%+

Increase in Middle Market bankers in core growth markets since 2019

## $400Bn

Assets disrupted by M&A in the Southeast since 2019

### Expanding Presence in Growth Markets[1]



55%
66%
70% +
42%
55%
55-60%
Loans Outstanding - Growth Markets
Core Deposits - Growth Markets
2018
3Q22
Near Term Target

### SE Demographics Support Growth and Lower Risk Profile



'22–'27 Est. Population Growth(2)
5.0%
3.2%
SNV
National
Unemployment Rate(3)
2.9%
3.7%
SNV
National

Notes:
(1) Growth markets represent Atlanta, Savannah, South Florida, Tampa, Orlando, Jacksonville, Pensacola, Huntsville, Greenville/Spartanburg, Charleston, Chattanooga, Charlotte and Nashville. Bar charts represent percentage of balances outstanding relative to all market-based banking. Excludes out-of-market banking.
(2) Reflects 2022 deposit-weighted population growth by MSA Source: S&P Capital IQ
(3) Reflects population-weighted unemployment rate of states in the Synovus footprint

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©2022 Synovus. All Rights Reserved. 7 Note: Metrics as of 9/30/22 (1) Securities portfolio values based on amortized cost Stable Capital Ratios & Liquid Balance Sheet Current Operating Range 9.50-9.75% Effective capital and liquidity management are a critical component of our overall growth plan Robust capital levels Greatly improved liquidity profile available to support growth (1)

©2022 Synovus. All Rights Reserved. 8 Healthy and Diversified Loan Portfolio Note: Metrics as of 9/30/22 (1) Income Producing Real Estate 3.57% 0.53% 0.32% 2.78% 0.47% 0.29%0.54% 0.21% 0.15% 2012 2017 Current NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio 57.4% 79.1% 80.8% 29.3% 18.5% 17.0%13.3% 2.4% 2.2% 2012 2017 Current High Pass/Pass Low Pass Criticized/Classified NPA, NPL, and Past Due Ratios Risk Rating Migration Portfolio Rebalanced and Diversified Significant Improvement in Credit Metrics and Risk Ratings IPRE(1) 1-4 Fam, Land & Dev. C&I Consumer

# Well-Positioned in Recession Sensitive Sectors

## Office

Balance: $2,946[1]

LTV: 54.5%

% of Loans >70% LTV: 5.9%

**50%** of Office portfolio is medical in nature

**This matters because:**
- Health related spending has increased 25% since 2Q20 and comprises 20% of US GDP

**2014** Average effective age of office collateral

**This matters because:**
- Vintage is a large determinant of value
- In general, office properties built prior to 2000 trade at a discount to newer offices

## Hotel

Balance: $1,712[1]

LTV: 56.0%

% of Loans >70% LTV: 0%

**98%** of Hotel portfolio is Upper-Midscale and above

**This matters because:**
- Recent weakness in hotel performance has been confined to lower quality tiers

**0** Losses in the portfolio since the pandemic

**This matters because:**
- Demonstrates a portfolio well-positioned for less-than-optimal economic conditions

## Retail

Balance: $1,441[1]

LTV: 52.5%

% of Loans >70% LTV: 7.7%

**75%** of Retail portfolio is tenanted by a credit tenant or necessity provider

**This matters because:**
- Necessity providers are excellent recession hedges and are less susceptible to online competition

**94%** Single Tenant retail occupants are credit-rated tenants

**This matters because:**
- National credit-rated tenant collection rates are above 95%
- Single credit tenant retail properties are backed by large corporate guarantees

## Senior Housing

Balance: $3,541[1]

LTV: 60.4%[2]

% of Loans >75% LTV[3]: 3.3%

**84%** of Sr Housing portfolio is private pay

**This matters because:**
- Private pay facilities absorb rent increases more easily and are less constrained by reimbursements

**0** Losses since the inception of vertical in 2011

**This matters because:**
- Demonstrates expertise of management team and quality of operators

## Small Business

Balance: $1,044[1]

**73%** of the Small Business portfolio is secured by real estate

**This matters because:**
- Real estate-secured Small Business loans are less likely to default

**71%** Of Synovus Small Business Customers report equal or higher business activity in 3Q22

**This matters because:**
- Our small business customers are showing resilience in the face of a potential downturn

(1) In millions; balances as of 9/30/2022; 2) Senior Housing LTVs are based on total economic value of an operating facility; (3) 75% is the maximum LTV necessary for a HUD permanent takeout, the primary senior housing exit strategy

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©2022 Synovus. All Rights Reserved. 10 What to expect in 2023 Reposition for Advantage Simplify and Streamline Adopt High-Tech Meets High-Touch Talent and Culture Continued focus on maintaining a resilient capital, liquidity, and credit profile Contribution from new growth initiatives Addition of talent in key businesses and markets Continued execution and growth within commercial LOBs